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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2002

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                                   GENTEK INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


              001-14789                                  02-0505547
        (Commission File No.)                  (IRS Employer Identification No.)

One Liberty Lane, Hampton, New Hampshire                    03842
(Address of principal executive offices)                  (Zip Code)

                                 (603) 929-2264
              (Registrant's telephone number, including area code)

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ITEM 7. EXHIBITS.

(c)  Exhibits.

Exhibit 99.1 Certification of Richard R. Russell, Chief Executive Officer of GenTek Inc. (the "Company"), filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Commission's Order of June 27, 2002 requiring the filing of sworn statements pursuant to section 21(a)(1) of the Securities Exchange Act of 1934 (the "Order").

Exhibit 99.2 Certification of Matthew R. Friel, Chief Financial Officer of the Company, filed with the Securities and Exchange
                  Commission pursuant to the Order.

Exhibit 99.3 Certification of Richard R. Russell, Chief Executive Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18
                  United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.4 Certification of Matthew R. Friel, Chief Financial Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18
                  United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.


ITEM 9.  REGULATION FD DISCLOSURE.

Attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference are the certifications of Richard R. Russell, Chief Executive Officer of the Company, and Matthew R. Friel, Chief Financial Officer of the Company, respectively, filed with the Securities and Exchange Commission pursuant to the Order.

Attached hereto as Exhibits 99.3 and 99.4 and incorporated by reference are the certifications of Richard R. Russell, Chief Executive Officer of the Company, and Matthew R. Friel, Chief Financial Officer of the Company, respectively, which accompanied the Company's Form 10-Q for the quarterly period ended
June 30, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            GenTek Inc.


Date:    August 14, 2002                       /s/ Matthew R. Friel
                                               --------------------
                                               Matthew R. Friel
                                               Chief Financial Officer







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                                  Exhibit Index

Exhibit Number                          Description
--------------    ------------------------------------------------------------
Exhibit 99.1      Certification of Richard R. Russell, Chief Executive Officer
                  of GenTek Inc. (the "Company"), filed with the Securities
                  and Exchange Commission pursuant to the Securities and
                  Exchange Commission's Order of June 27, 2002 requiring the filing of sworn statements pursuant to section 21(a)(1) of the Securities Exchange Act of 1934 (the "Order").

Exhibit 99.2 Certification of Matthew R. Friel, Chief Financial Officer of the Company, filed with the Securities and Exchange
                  Commission pursuant to the Order.

Exhibit 99.3 Certification of Richard R. Russell, Chief Executive Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18
                  United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.4 Certification of Matthew R. Friel, Chief Financial Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18
                  United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.


                           STATEMENT OF DIFFERENCES

The section symbol shall be expressed as.................................   'SS'